UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Myoung Cha as Director

Effective June 15, 2022, the Board of Directors (the “Board”) of Tandem Diabetes Care, Inc. (the “Company”) elected Myoung Cha, age 45, to serve as a Class III director on the Board, with a term that expires at the Annual Meeting of Stockholders of the Company to be held in 2023 or until his earlier resignation or removal. The Board has approved Mr. Cha’s appointment to the Compensation Committee. The Board has affirmatively determined that Mr. Cha qualifies as an “independent director” under the Nasdaq Listing Rules.

Mr. Cha has more than 17 years of global experience across the healthcare value chain. Mr. Cha currently serves as President and Chief Strategy Officer at Carbon Health where he leads the omnichannel care model and the device-enabled home care operations. Prior to joining Carbon Health in June 2021, he served as Head of Health Strategic Initiatives at Apple from August 2015 to May 2021 where he developed and led product initiatives and global strategic partnerships. Earlier in his career, Mr. Cha was a Principal and Co-Leader of the West Coast Strategy and Corporate Finance Practice as well as Co-Leader of the Healthcare Investor Practice at McKinsey & Company. Mr. Cha holds a JD from Harvard Law School, an MBA from Harvard Business School and an AB in Biochemical Sciences from Harvard College.

The Board believes Mr. Cha’s experience as a healthcare and consumer technology executive developing and leading global and strategic initiatives and partnerships, while maximizing the value of data and using analytics to drive enhanced customer experiences and better clinical outcomes, brings to the Board critical skills related to advancing the Company’s ecosystem of data-driven products and services, which qualify him to serve as one of the Company’s directors.

In Mr. Cha’s role as director and as a member of the Compensation Committee he will be eligible to participate in the director compensation plans and arrangements available to the Company’s other independent directors. The Company’s director compensation program is described under the caption “Director Compensation” in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 13, 2022. In addition, Mr. Cha and the Company will enter into the Company’s standard form indemnification agreement.

Other than the aforementioned items, there are no arrangements or understandings between Mr. Cha and any other person pursuant to which Mr. Cha was elected as a director. There are no family relationships between Mr. Cha and any director or executive officer of the Company, and Mr. Cha has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K

(d) Appointment of Joao Malagueira as Director

Effective June 15, 2022, the Board increased the size of the Board from nine directors to ten directors in accordance with the Company’s Amended and Restated Bylaws, and elected Joao Malagueira, age 56, to serve as a Class I director on the Board, with a term that expires at the Annual Meeting of Stockholders of the Company to be held in 2023 or until his earlier resignation or removal. The Board has approved Mr. Malagueira’s appointment to the Audit Committee. The Board has affirmatively determined that Mr. Malagueira qualifies as an “independent director” under the Nasdaq Listing Rules.

Mr. Malagueira brings more than 25 years of experience in diabetes, medical devices and diagnostics solutions businesses with global corporations. Mr. Malagueira is currently Vice President for three divisions at Hologic and responsible for the entire portfolio in the EMEA. Prior to starting this role in January 2019, he served as International Vice President, for EMEA and Canada, for the Hologic Diagnostics Solutions division, from June 2015 to December 2018. He possesses extensive experience and proven success of go-to-market models and strategies in Europe, Africa, CIS, and the Middle East. Prior to Hologic, Mr. Malagueira enjoyed more than 15 years in Johnson & Johnson, in commercial leading roles across EMEA, where he led successful turnarounds and market share growth of the diabetes solutions businesses, LifeScan and Animas. Mr. Malagueira holds an MBA and an Advanced Degree in Marketing from Catolica Lisbon School of Business and Economics. He holds a MS in Pharmaceutical Sciences and Clinical Analysis from University of Lisbon.

The Board believes Mr. Malagueira’s experience in diabetes and medical devices across global organizations with extensive knowledge of international go-to-market models and strategies brings to the Board critical skills related to advancing the Company’s global reach and expansion of its global technology offerings, which qualifies him to serve as one of the Company’s directors.

In Mr. Malagueira’s role as director and as a member of the Audit Committee he will be eligible to participate in the director compensation plans and arrangements available to the Company’s other independent directors. The Company’s director compensation program is described under the caption “Director Compensation” in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 13, 2022. In addition, Mr. Malagueira and the Company will enter into the Company’s standard form indemnification agreement.

Other than the aforementioned items, there are no arrangements or understandings between Mr. Malagueira and any other person pursuant to which Mr. Malagueira was elected as a director. There are no family relationships between Mr. Malagueira and any director or executive officer of the Company, and Mr. Malagueira has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press release of Tandem Diabetes Care, Inc. dated June 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ SHANNON M. HANSEN
Shannon M. Hansen
Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer
Date: June 16, 2022
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